SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 4, 2004
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


              DELAWARE                   0-27127                   04-3332534
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  (State or Other Jurisdiction of     (Commission                (IRS Employer
           Incorporation)             File Number)           Identification No.)



                     20 Second Avenue, Burlington, MA 01803

            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500

              (Registrant's telephone number, including area code)
                                 ---------------




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.
                  Exhibit
                  -------
                  Number            Description
                  ------            -----------

                  Exhibit 99.1      Press Release, dated February 4, 2004

Item 9.  Regulation and Disclosure.

         On February 4, 2004, iBasis, Inc. (the "Company") issued a press release regarding results for the three months and year ended December 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the three months and year ended December 31, 2003. In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 4, 2004       iBasis, INC.

                              By: /s/      Richard Tennant
                                  ----------------------------------------
                                  Vice President, Finance and Administration
                                  And Chief Financial Officer
                                  (Principal Financial and Accounting Officer)